Exhibit 10.4

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of June 11, 2007 between MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); and the Revolving Credit Lenders and Tranche A Term Loan Lenders executing this Amendment No. 3 each of which is a party to the Credit Agreement referred to below.

The Borrowers, the lenders party thereto, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent thereunder, are parties to a Credit Agreement dated as of October 21, 2004 (as modified and supplemented and in effect from time to time, the “Credit Agreement”).

The Borrowers, the Revolving Credit Lenders and the Tranche A Term Loan Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Amendment No. 3

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Financial Covenants. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

“8.10 Certain Financial Covenants.

(a) Total Leverage Ratio. As to all the Lenders (other than the Tranche C Term Loan Lenders), the Borrowers will not permit the Total Leverage Ratio to exceed 6.00 to 1 at any time.

(b) Interest Coverage Ratio. [Intentionally left blank].

(c) Debt Service Coverage Ratio. [Intentionally left blank].

(d) Tranche C Term Loan Total Leverage Ratio. As to the Tranche C Term Loan Lenders, the Borrowers will not permit the Total Leverage Ratio to exceed 6.00 to 1 at any time.”

Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Section 7 (as hereby amended) of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 3 and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 3 by the Borrowers and the Majority Lenders, consisting, as provided in the Credit Agreement, of Lenders having outstanding Loans, Letter of Credit Liabilities, Commitments or unused Commitments (other than the Tranche C Term Loans) representing more than 50% of the total outstanding Loans, Letter of Credit Liabilities, Commitments or unused Commitments (other than the Tranche C Term Loans).

Amendment No. 3

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By: /s/
Name:
Title:

Amendment No. 3

ZYLSTRA COMMUNICATIONS CORP.

By: /s/
Name:
Title:

Amendment No. 3

MEDIACOM LLC

By: Mediacom Communications Corporation, Member

By: /s/
Name:
Title:

Amendment No. 3

MEDIACOM MANAGEMENT CORPORATION

By: /s/
Name:
Title:

Amendment No. 3

MEDIACOM INDIANA PARTNERCO LLC

By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By: /s/
Name:
Title:

Amendment No. 3

MEDIACOM INDIANA HOLDINGS, L.P.

By: Mediacom Indiana Partnerco LLC, General Partner
By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By: /s/
Name:
Title:

Amendment No. 3

MEDIACOM COMMUNICATIONS CORPORATION

By: /s/
Name:
Title:

Amendment No. 3

ILLINI CABLE HOLDING, INC.

By: /s/
Name:
Title:

ILLINI CABLEVISION OF ILLINOIS,
INC.

By: /s/
Name:
Title:

Amendment No. 3

LENDERS

[Name of Institution]

By: /s/
Name:
Title:

Amendment No. 3